MET INVESTORS SERIES TRUST

SUPPLEMENT DATED FEBRUARY 1, 2017

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

AMERICAN FUNDS® GROWTH PORTFOLIO

Effective immediately, Gregory D. Johnson no longer serves as a Portfolio Manager of the American Funds® Growth Portfolio (the “Portfolio”), a series of Met Investors Series Trust. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Michael T. Kerr, Partner of Capital World Investors (“CWI”); Ronald B. Morrow, Partner of CWI; Alan J. Wilson, Partner of CWI, Martin Romo, Partner of CWI and Andraz Razen, Vice President of CWI, have managed the Growth Fund since 2005, 2003, 2014, May 2016 and 2015, respectively. The portfolio managers manage separate segments of the Growth Fund.

In the section entitled “Additional Information About Management,” the table in the subsection entitled “The Master Fund’s Investment Adviser” is deleted in its entirety and replaced with the following:

Portfolio Managers for the Fund/Title (if applicable)	Primary Title with CRMC (or affiliate)	Years of Experience as Portfolio Managers (and research professional, if applicable) (approximate)	Approximate Years of Experience as an Investment Professional
			With CRMC (or affiliate)	Total Years
Michael T. Kerr	Partner—CWI	11 years	31	33
Ronald B. Morrow	Partner—CWI	13 years (plus 5 years of prior experience as an investment analyst for the Fund)	19	48
Alan J. Wilson	Partner—CWI	2 years	25	31
Martin Romo	Partner—CWI	less than 1 year	23	24
Andraz Razen	Vice President—CWI	3 years (plus 3 years of prior experience as an investment analyst for the Fund)	12	18

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE